UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004
                                                         ----------------


                         PEOPLES BANCORP INC.
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        (Exact name of Registrant as specified in its charter)

           Ohio                       0-16772             31-0987416
-----------------------------    ----------------    ----------------------
(State or other jurisdiction     (Commission File      (I.R.S. Employer
         of incorporation)         Number)           Identification Number)

         138 Putnam Street, PO Box 738
                 Marietta, Ohio                          45750-0738
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    (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (740) 373-3155
                                                     --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                           Index to Exhibits on Page 4

Section 2 - Financial Information

      Item 2.02    Results of Operation and Financial Condition.

                  On October 21, 2004 Peoples Bancorp Inc. issued a news release regarding its financial results for the third quarter and first nine months of 2004. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.


Section 9 - Financial Statements and Exhibits

         Item 9.01    Financial Statements and Exhibits

              a) Financial statements of businesses acquired No response required.
              b) Pro forma financial information No response required.
              c) Exhibits


     Exhibit Number                   Description
--------------------------    --------------------------------------------
           99                 News Release issued by Peoples Bancorp Inc.
                              on October 21, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEOPLES BANCORP INC.



Date:  October 21, 2004            By:/s/ MARK F. BRADLEY
                                          -----------------------------------
                                          Mark F. Bradley
                                          President and Chief Operating Officer




     Exhibit Number                   Description
--------------------------    --------------------------------------------
           99                 News Release issued by Peoples Bancorp Inc.
                              on October 21, 2004